UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 13, 2006
                                                       -----------------

                              Sea Containers Ltd.
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            (Exact name of registrant as specified in its charter)

          Bermuda                 1-7560                     98-0038412
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     (State or other        (Commission File             (I.R.S. Employer
     jurisdiction of             Number)                Identification No.)
      incorporation)

                  22 Victoria Street, Hamilton HM 12, Bermuda
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              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 441-295-2244
                                                           ------------

                                Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01 Entry into a Material Definitive Agreement

On December 15, 2006, Sea Containers Ltd. (the "Company") announced in a press release that its rail subsidiary Great North Eastern Railway ("GNER") has entered into an amendment to its franchise agreement with the U.K. Government's Department for Transport ("DfT") for GNER to manage and operate services on the InterCity East Coast Mainline effective from 10th December 2006. This replaces the franchise agreement with a management agreement, which is expected to run for a period of up to 15 months to 31st March 2008. The Company understands that, during this period, the DfT will re-tender the franchise and invite Expressions of Interest. Under the terms of the management agreement, the key financial rewards and risks of the franchise agreement will pass to DfT, and GNER will earn an incentive fee based on revenue and cost performance. The Company will continue to guarantee a performance bond, at a reduced amount. The press release is attached hereto as
Exhibit 99.1, and the management agreement is attached as Exhibit 99.2.

ITEM 8.01  Other Events.

The Company and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court on December 13, 2006, the first Monthly Operating Report for the period October 15-31, 2006, attached hereto as Exhibit 99.3.

ITEM 9.01 Financial Statements and Exhibits.

(c)              Exhibits

99.1 Press Release: GNER Enters into New Management Agreement with Department for Transport to operate Intercity East Coast Mainline

99.2 Franchise Management Agreement, dated December 14, 2006 between Great North Eastern Railway Limited and The Secretary of State for Transport

99.3             First Monthly Operating Report for the period October 15-31,
                 2006



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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SEA CONTAINERS LTD.



                         By:  /s/ Ian C. Durant
                              ------------------------------------------------
                               Name:  Ian C. Durant
                               Title: Senior Vice President - Finance
                                      and Chief Financial Officer



Date:  December 19, 2006



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

                                 EXHIBIT INDEX

Exhibit
Number            Description
--------          -----------

99.1 Press Release: GNER Enters into New Management Agreement with Department for Transport to operate Intercity East Coast Mainline

99.2 Franchise Management Agreement, dated December 14, 2006 between Great North Eastern Railway Limited and The Secretary of State for Transport

99.3              First Monthly Operating Report for the period October 15-31,
                  2006



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